SULLIVAN & WORCESTER LLP
                          1025 CONNECTICUT AVENUE, N.W.
                             WASHINGTON, D.C. 20036
                             TELEPHONE: 202-775-8190
                             FACSIMILE: 202-293-2275

565 FIFTH AVENUE                                     ONE POST OFFICE SQUARE
NEW YORK, NEW YORK 10017                            BOSTON, MASSACHUSETTS 02109
TELEPHONE: 212-486-8200                              TELEPHONE: 617-338-2800
FACSIMILE: 646-865-1494                              FACSIMILE: 617-338-2880






                                                              December 7, 2000



Small Cap Stock Portfolio
Cova Series Trust
One Tower Lane, Suite 3000

Oakbrook Terrace, Illinois  60181

J.P. Morgan Small Cap Stock Portfolio
Met Investors Series Trust
610 Newport Center Drive, Suite 1350
Newport Beach, California  92660

     Re: Conversion of Small Cap Stock Portfolio to a Series of a Delaware Business Trust (J.P. Morgan Small Cap Stock Portfolio)

Ladies and Gentlemen:

         You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

                           Parties to the Transaction

         Small Cap Stock Portfolio ("Original Fund") is a series of Cova Series Trust ("Original Trust"), a Massachusetts business trust.

     J.P. Morgan Small Cap Stock Portfolio ("Successor Fund") is a series of Met Investors Series Trust ("Successor Trust"), a Delaware business trust.

                       Description of Proposed Transaction

         In the proposed transaction (the "Reorganization"), Successor Fund will issue its shares to Original Fund and assume all of the identified liabilities of Original Fund, in exchange for all of the assets of Original Fund. Original Fund will then dissolve and distribute all of the Successor Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Original Fund, in complete redemption of all outstanding shares of Original Fund.

                         Scope of Review and Assumptions

         In rendering our opinion, we have reviewed and relied upon the Agreement and Plan of Reorganization between Successor Fund and Original Fund (the "Reorganization Agreement") to become effective December 8, 2000 which is enclosed in proxy materials to be filed with the United States Securities and Exchange Commission on or about December 15, 2000, which describes the proposed transaction, and on the information provided in such proxy materials. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this letter and the date of the closing of the transaction. We further assume that the transaction will be carried out in accordance with the Reorganization Agreement.

                                 Representations

         Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Original Trust on behalf of Original Fund and of Successor Trust on behalf of Successor Fund, and we have without independent verification relied upon such representations in rendering our opinions.

                                    Opinions

         Based on and subject to the foregoing, and our examination of the legal authority we have deemed to be relevant, we have the following opinions:

         1. The transfer of all of the assets of Original Fund in exchange for shares of Successor Fund and the assumption by Successor Fund of the identified liabilities of Original Fund's, followed by the distribution of said Successor Fund shares to the shareholders of Original Fund in dissolution and liquidation of Original Fund will constitute a "reorganization" within the meaning of ss. 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and Successor Fund and Original Fund will each be "a party to a reorganization" within the meaning of ss. 368(b) of the Code.

         2. No gain or loss will be recognized by Successor Fund upon the receipt of the assets of Original Fund solely in exchange for Successor Fund shares and the assumption by Successor Fund of the identified liabilities of Original Fund.

         3. No gain or loss will be recognized by Original Fund upon the transfer of its assets to Successor Fund in exchange for Successor Fund shares and assumption by Successor Fund of the identified liabilities of Original Fund, or upon the distribution (whether actual or constructive) of such Successor Fund shares to the shareholders of Original Fund in exchange for their Original Fund shares.

         4. No gain or loss will be recognized by the shareholders of Original Fund upon the exchange of their Original Fund shares for Successor Fund shares in liquidation of Original Fund.

         5. The aggregate basis of the Successor Fund shares received by each Original Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Original Fund shares held by such shareholder immediately prior to the Reorganization.

         6. The holding period of the Successor Fund shares to be received by each Original Fund shareholder will include the period during which the Original Fund shares exchanged therefor were held by such shareholder, provided the Original Fund shares were held as a capital asset on the date of the Reorganization.

         7. The tax basis of the assets of Original Fund acquired by Successor Fund will be the same as the basis of such assets to Original Fund immediately prior to the Reorganization, and the holding period of the assets of Original Fund in the hands of Successor Fund will include the period during which those assets were held by Original Fund.

         The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion is intended solely for the use of Original Trust, Successor Trust, Original Fund and Successor Fund and their shareholders, and is not to be used, released, quoted, or relied upon by anyone else for any purpose (other than as required by law) without our prior written consent.

                                            Very truly yours,

                                            /s/SULLIVAN & WORCESTER LLP

                                             SULLIVAN & WORCESTER LLP

                            SULLIVAN & WORCESTER LLP
                          1025 CONNECTICUT AVENUE, N.W.
                             WASHINGTON, D.C. 20036
                             TELEPHONE: 202-775-8190
                             FACSIMILE: 202-293-2275

565 FIFTH AVENUE                                     ONE POST OFFICE SQUARE
NEW YORK, NEW YORK 10017                            BOSTON, MASSACHUSETTS 02109
TELEPHONE: 212-486-8200                              TELEPHONE: 617-338-2800
FACSIMILE: 646-865-1494                              FACSIMILE: 617-338-2880





                                                              December 7, 2000



Large Cap Stock Portfolio
Cova Series Trust
One Tower Lane, Suite 3000

Oakbrook Terrace, Illinois  60181

J.P. Morgan Enhanced Index Portfolio
Met Investors Series Trust
610 Newport Center Drive, Suite 1350
Newport Beach, California  92660

     Re: Conversion of Large Stock Portfolio to a Series of a Delaware Business Trust (J.P. Morgan Enhanced Index Portfolio)

Ladies and Gentlemen:

         You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

                           Parties to the Transaction

         Large Cap Stock Portfolio ("Original Fund") is a series of Cova Series Trust ("Original Trust"), a Massachusetts business trust.

     J.P. Morgan Enhanced Index Portfolio ("Successor Fund") is a series of Met Investors Series Trust ("Successor Trust"), a Delaware business trust.

                       Description of Proposed Transaction

         In the proposed transaction (the "Reorganization"), Successor Fund will issue its shares to Original Fund and assume all of the identified liabilities of Original Fund, in exchange for all of the assets of Original Fund. Original Fund will then dissolve and distribute all of the Successor Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Original Fund, in complete redemption of all outstanding shares of Original Fund.

                         Scope of Review and Assumptions

         In rendering our opinion, we have reviewed and relied upon the Agreement and Plan of Reorganization between Successor Fund and Original Fund (the "Reorganization Agreement") to become effective December 8, 2000 which is enclosed in proxy materials to be filed with the United States Securities and Exchange Commission on or about December 15, 2000, which describes the proposed transaction, and on the information provided in such proxy materials. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this letter and the date of the closing of the transaction. We further assume that the transaction will be carried out in accordance with the Reorganization Agreement.

                                 Representations

         Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Original Trust on behalf of Original Fund and of Successor Trust on behalf of Successor Fund, and we have without independent verification relied upon such representations in rendering our opinions.

                                    Opinions

         Based on and subject to the foregoing, and our examination of the legal authority we have deemed to be relevant, we have the following opinions:

         1. The transfer of all of the assets of Original Fund in exchange for shares of Successor Fund and the assumption by Successor Fund of the identified liabilities of Original Fund's, followed by the distribution of said Successor Fund shares to the shareholders of Original Fund in dissolution and liquidation of Original Fund will constitute a "reorganization" within the meaning of ss. 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and Successor Fund and Original Fund will each be "a party to a reorganization" within the meaning of ss. 368(b) of the Code.

         2. No gain or loss will be recognized by Successor Fund upon the receipt of the assets of Original Fund solely in exchange for Successor Fund shares and the assumption by Successor Fund of the identified liabilities of Original Fund.

         3. No gain or loss will be recognized by Original Fund upon the transfer of its assets to Successor Fund in exchange for Successor Fund shares and assumption by Successor Fund of the identified liabilities of Original Fund, or upon the distribution (whether actual or constructive) of such Successor Fund shares to the shareholders of Original Fund in exchange for their Original Fund shares.

         4. No gain or loss will be recognized by the shareholders of Original Fund upon the exchange of their Original Fund shares for Successor Fund shares in liquidation of Original Fund.

         5. The aggregate basis of the Successor Fund shares received by each Original Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Original Fund shares held by such shareholder immediately prior to the Reorganization.

         6. The holding period of the Successor Fund shares to be received by each Original Fund shareholder will include the period during which the Original Fund shares exchanged therefor were held by such shareholder, provided the Original Fund shares were held as a capital asset on the date of the Reorganization.

         7. The tax basis of the assets of Original Fund acquired by Successor Fund will be the same as the basis of such assets to Original Fund immediately prior to the Reorganization, and the holding period of the assets of Original Fund in the hands of Successor Fund will include the period during which those assets were held by Original Fund.

         The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion is intended solely for the use of Original Trust, Successor Trust, Original Fund and Successor Fund and their shareholders, and is not to be used, released, quoted, or relied upon by anyone else for any purpose (other than as required by law) without our prior written consent.

                                               Very truly yours,

                                                /s/SULLIVAN & WORCESTER LLP

                                                SULLIVAN & WORCESTER LLP

                            SULLIVAN & WORCESTER LLP
                          1025 CONNECTICUT AVENUE, N.W.
                             WASHINGTON, D.C. 20036
                             TELEPHONE: 202-775-8190
                             FACSIMILE: 202-293-2275

565 FIFTH AVENUE                                     ONE POST OFFICE SQUARE
NEW YORK, NEW YORK 10017                            BOSTON, MASSACHUSETTS 02109
TELEPHONE: 212-486-8200                              TELEPHONE: 617-338-2800
FACSIMILE: 646-865-1494                              FACSIMILE: 617-338-2880




                                                              December 7, 2000



Select Equity Portfolio
Cova Series Trust
One Tower Lane, Suite 3000

Oakbrook Terrace, Illinois  60181

J.P. Morgan Select Equity Portfolio
Met Investors Series Trust
610 Newport Center Drive, Suite 1350
Newport Beach, California  92660

     Re: Conversion of Select Equity Portfolio to a Series of a Delaware Business Trust (J.P. Morgan Select Equity Portfolio)

Ladies and Gentlemen:

         You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

                           Parties to the Transaction

         Select Equity Portfolio ("Original Fund") is a series of Cova Series Trust ("Original Trust"), a Massachusetts business trust.

     J.P. Morgan Select Equity Portfolio ("Successor Fund") is a series of Met Investors Series Trust ("Successor Trust"), a Delaware business trust.

                       Description of Proposed Transaction

         In the proposed transaction (the "Reorganization"), Successor Fund will issue its shares to Original Fund and assume all of the identified liabilities of Original Fund, in exchange for all of the assets of Original Fund. Original Fund will then dissolve and distribute all of the Successor Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Original Fund, in complete redemption of all outstanding shares of Original Fund.

                         Scope of Review and Assumptions

         In rendering our opinion, we have reviewed and relied upon the Agreement and Plan of Reorganization between Successor Fund and Original Fund (the "Reorganization Agreement") to become effective December 8, 2000 which is enclosed in proxy materials to be filed with the United States Securities and Exchange Commission on or about December 15, 2000, which describes the proposed transaction, and on the information provided in such proxy materials. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this letter and the date of the closing of the transaction. We further assume that the transaction will be carried out in accordance with the Reorganization Agreement.

                                 Representations

         Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Original Trust on behalf of Original Fund and of Successor Trust on behalf of Successor Fund, and we have without independent verification relied upon such representations in rendering our opinions.

                                    Opinions

         Based on and subject to the foregoing, and our examination of the legal authority we have deemed to be relevant, we have the following opinions:

         1. The transfer of all of the assets of Original Fund in exchange for shares of Successor Fund and the assumption by Successor Fund of the identified liabilities of Original Fund's, followed by the distribution of said Successor Fund shares to the shareholders of Original Fund in dissolution and liquidation of Original Fund will constitute a "reorganization" within the meaning of ss. 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and Successor Fund and Original Fund will each be "a party to a reorganization" within the meaning of ss. 368(b) of the Code.

         2. No gain or loss will be recognized by Successor Fund upon the receipt of the assets of Original Fund solely in exchange for Successor Fund shares and the assumption by Successor Fund of the identified liabilities of Original Fund.

         3. No gain or loss will be recognized by Original Fund upon the transfer of its assets to Successor Fund in exchange for Successor Fund shares and assumption by Successor Fund of the identified liabilities of Original Fund, or upon the distribution (whether actual or constructive) of such Successor Fund shares to the shareholders of Original Fund in exchange for their Original Fund shares.

         4. No gain or loss will be recognized by the shareholders of Original Fund upon the exchange of their Original Fund shares for Successor Fund shares in liquidation of Original Fund.

         5. The aggregate basis of the Successor Fund shares received by each Original Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Original Fund shares held by such shareholder immediately prior to the Reorganization.

         6. The holding period of the Successor Fund shares to be received by each Original Fund shareholder will include the period during which the Original Fund shares exchanged therefor were held by such shareholder, provided the Original Fund shares were held as a capital asset on the date of the Reorganization.

         7. The tax basis of the assets of Original Fund acquired by Successor Fund will be the same as the basis of such assets to Original Fund immediately prior to the Reorganization, and the holding period of the assets of Original Fund in the hands of Successor Fund will include the period during which those assets were held by Original Fund.

         The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion is intended solely for the use of Original Trust, Successor Trust, Original Fund and Successor Fund and their shareholders, and is not to be used, released, quoted, or relied upon by anyone else for any purpose (other than as required by law) without our prior written consent.

                                                      Very truly yours,

                                                    /s/SULLIVAN & WORCESTER LLP

                                                      SULLIVAN & WORCESTER LLP

                            SULLIVAN & WORCESTER LLP
                          1025 CONNECTICUT AVENUE, N.W.
                             WASHINGTON, D.C. 20036
                             TELEPHONE: 202-775-8190
                             FACSIMILE: 202-293-2275

565 FIFTH AVENUE                                     ONE POST OFFICE SQUARE
NEW YORK, NEW YORK 10017                            BOSTON, MASSACHUSETTS 02109
TELEPHONE: 212-486-8200                              TELEPHONE: 617-338-2800
FACSIMILE: 646-865-1494                              FACSIMILE: 617-338-2880



                                                              December 7, 2000



International Equity Portfolio
Cova Series Trust
One Tower Lane, Suite 3000
Oakbrook Terrace, Illinois  60181

J.P. Morgan International Equity Portfolio
Met Investors Series Trust
610 Newport Center Drive, Suite 1350
Newport Beach, California  92660

     Re: Conversion of International Equity Portfolio to a Series of a Delaware Business Trust (J.P. Morgan International Equity Portfolio)

Ladies and Gentlemen:

         You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

                           Parties to the Transaction

         International Equity Portfolio ("Original Fund") is a series of Cova Series Trust ("Original Trust"), a Massachusetts business trust.

     J.P. Morgan International Equity Portfolio ("Successor Fund") is a series of Met Investors Series Trust ("Successor Trust"), a Delaware business trust.

                       Description of Proposed Transaction

         In the proposed transaction (the "Reorganization"), Successor Fund will issue its shares to Original Fund and assume all of the identified liabilities of Original Fund, in exchange for all of the assets of Original Fund. Original Fund will then dissolve and distribute all of the Successor Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Original Fund, in complete redemption of all outstanding shares of Original Fund.

                         Scope of Review and Assumptions

         In rendering our opinion, we have reviewed and relied upon the Agreement and Plan of Reorganization between Successor Fund and Original Fund (the "Reorganization Agreement") to become effective December 8, 2000 which is enclosed in proxy materials to be filed with the United States Securities and Exchange Commission on or about December 15, 2000, which describes the proposed transaction, and on the information provided in such proxy materials. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this letter and the date of the closing of the transaction. We further assume that the transaction will be carried out in accordance with the Reorganization Agreement.

                                 Representations

         Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Original Trust on behalf of Original Fund and of Successor Trust on behalf of Successor Fund, and we have without independent verification relied upon such representations in rendering our opinions.

                                    Opinions

         Based on and subject to the foregoing, and our examination of the legal authority we have deemed to be relevant, we have the following opinions:

         1. The transfer of all of the assets of Original Fund in exchange for shares of Successor Fund and the assumption by Successor Fund of the identified liabilities of Original Fund's, followed by the distribution of said Successor Fund shares to the shareholders of Original Fund in dissolution and liquidation of Original Fund will constitute a "reorganization" within the meaning of ss. 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and Successor Fund and Original Fund will each be "a party to a reorganization" within the meaning of ss. 368(b) of the Code.

         2. No gain or loss will be recognized by Successor Fund upon the receipt of the assets of Original Fund solely in exchange for Successor Fund shares and the assumption by Successor Fund of the identified liabilities of Original Fund.

         3. No gain or loss will be recognized by Original Fund upon the transfer of its assets to Successor Fund in exchange for Successor Fund shares and assumption by Successor Fund of the identified liabilities of Original Fund, or upon the distribution (whether actual or constructive) of such Successor Fund shares to the shareholders of Original Fund in exchange for their Original Fund shares.

         4. No gain or loss will be recognized by the shareholders of Original Fund upon the exchange of their Original Fund shares for Successor Fund shares in liquidation of Original Fund.

         5. The aggregate basis of the Successor Fund shares received by each Original Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Original Fund shares held by such shareholder immediately prior to the Reorganization.

         6. The holding period of the Successor Fund shares to be received by each Original Fund shareholder will include the period during which the Original Fund shares exchanged therefor were held by such shareholder, provided the Original Fund shares were held as a capital asset on the date of the Reorganization.

         7. The tax basis of the assets of Original Fund acquired by Successor Fund will be the same as the basis of such assets to Original Fund immediately prior to the Reorganization, and the holding period of the assets of Original Fund in the hands of Successor Fund will include the period during which those assets were held by Original Fund.

         The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion is intended solely for the use of Original Trust, Successor Trust, Original Fund and Successor Fund and their shareholders, and is not to be used, released, quoted, or relied upon by anyone else for any purpose (other than as required by law) without our prior written consent.

                                                    Very truly yours,

                                                    /s/SULLIVAN & WORCESTER LLP

                                                    SULLIVAN & WORCESTER LLP